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                                                                     EXHIBIT 23a



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-09679) and the Registration Statements on Form S-3 (No. 33-63875, No. 333-10517, No. 333-17517) of Veritas DGC Inc., of our
report dated September 24, 1997 appearing on page 16 of Veritas DGC Inc.'s Annual Report on Form 10-K for the year ended July 31, 1997.


PRICE WATERHOUSE LLP

October 14, 1997